Exhibit 99.1

Adriaen’s Landing Hotel, LLC
Financial Statements
December 31, 2005 and 2004

Adriaen’s Landing Hotel, LLC
Index
December 31, 2005 and 2004

Page(s)

Report of Independent Auditors	1

Financial Statements

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Members’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6-13

Report of Independent Auditors

To the Members of
Adriaen’s Landing Hotel, LLC

In our opinion, the accompanying balance sheets, and the related statements of operations, of changes in members’ equity and of cash flows present fairly, in all material respects, the financial position of Adriaen’s Landing Hotel, LLC (“Adriaen’s Landing Hotel” or the “Company”) at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 10, 2006
Hartford, Connecticut

1

Adriaen’s Landing Hotel, LLC
Balance Sheets
December 31, 2005 and 2004

	2005	2004

Assets
Current assets
Cash and cash equivalents	$3,280,852	$1,189,636
Cash in escrow	429,994	520,685
Accounts receivable, net	702,121	-
Other current assets	532,347	21,714
Total current assets	4,945,314	1,732,035
Property, building and equipment, net	83,649,753	44,725,293
Deferred costs, net	872,475	1,285,653
Total assets	$89,467,542	$47,742,981
Liabilities and Members' Equity
Current liabilities
Current maturities of long-term debt	$421,000	$-
Accounts payable	4,583,595	-
Accrued expenses	1,477,726	-
Construction costs payable	8,503,472	8,848,930
Total current liabilities	14,985,793	8,848,930
Long term debt	45,264,540	8,000,000
Total liabilities	60,250,333	16,848,930
Commitments and contingencies
Members' equity	29,217,209	30,894,051
Total liabilities and members' equity	$89,467,542	$47,742,981

The accompanying notes are an integral part of these financial statements.

2

Adriaen’s Landing Hotel, LLC
Statements of Operations
Years Ended December 31, 2005 and 2004

	2005	2004

Revenues
Rooms	$3,682,448	$-
Food and beverage	2,728,410	-
Spa	45,446	-
Telephone	60,011	-
Other	56,733	-
Total revenues	6,573,048	-
Operating expenses
Rooms	1,103,132	-
Food and beverage	2,446,203	-
Spa	89,325	-
Telephone	106,233	-
Franchise fees	237,549	-
Management fees	210,402	-
Administrative and general	801,062	1,418
Marketing	662,008	-
Energy costs	705,491	-
Property taxes and insurance	108,644	-
Property operating and maintenance	185,872	-
Pre-opening expenses	2,871,668	783,461
Depreciation and amortization	1,793,863	-
Total operating expenses	11,321,452	784,879
Operating loss	(4,748,404)	(784,879)
Other income (expense)
Interest expense	(1,055,899)	-
Interest income	27,461	31,324
Net loss	$(5,776,842)	$(753,555)

The accompanying notes are an integral part of these financial statements.

3

Adriaen’s Landing Hotel, LLC
Statements of Changes in Members’ Equity
Years Ended December 31, 2005 and 2004

	Mystic Hotel Investors, LLC	Waterford Hospitality Group, LLC	Connecticut Development Authority	Total

Members' equity, December 31, 2003	$5,630,262	$5,630,262	$882,822	$12,143,346
Contributions	9,206,350	9,206,350	1,091,560	19,504,260
Net loss	(350,369)	(350,369)	(52,817)	(753,555)

Members' equity, December 31, 2004	14,486,243	14,486,243	1,921,565	30,894,051
Contributions	2,050,000	2,050,000	-	4,100,000
Net loss	(2,710,754)	(2,710,754)	(355,334)	(5,776,842)

Members' equity, December 31, 2005	$13,825,489	$13,825,489	$1,566,231	$29,217,209

The accompanying notes are an integral part of these financial statements.

4

Adriaen’s Landing Hotel, LLC
Statements of Cash Flows
Years Ended December 31, 2005 and 2004

	2005	2004

Cash flows from operating activities
Net loss	$(5,776,842)	$(753,555)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	1,793,863	-
Changes in operating assets and liabilities
Accounts receivable, net	(702,121)	-
Other current assets	(510,633)	(19,243)
Accounts payable	4,583,595	-
Accrued expenses	1,477,726	-
Net cash provided by (used in) operating activities	865,588	(772,798)
Cash flows from investing activities
Purchase of property, building and equipment	(40,447,532)	(28,097,622)
Cash in escrow	90,691	2,831,081
Net cash used in investing activities	(40,356,841)	(25,266,541)
Cash flows from financing activities
Proceeds from long-term debt	37,685,540	8,000,000
Contributions from members	4,100,000	19,504,260
Deferred costs	(203,071)	(353,018)
Net cash provided by financing activities	41,582,469	27,151,242
Net change in cash and cash equivalents	2,091,216	1,111,903
Cash and cash equivalents
Beginning of year	1,189,636	77,733
End of year	$3,280,852	$1,189,636
Supplemental disclosure of cash flow information
Cash paid during the year for interest	$631,921	$-

Property, building and equipment funded through construction costs payable	$8,503,472	$8,848,930

Amortization of construction loan costs capitalized to property, building and equipment	$537,301	$775,872

The accompanying notes are an integral part of these financial statements.

5

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

1.	Organization and Member Allocations

Adriaen’s Landing Hotel, LLC, a limited liability company (“Adriaen’s Landing Hotel” or the “Company”) was formed on June 5, 2000 for the purpose of constructing and operating a 409 room Marriott hotel located in Hartford, Connecticut. On March 28, 2002, the operating agreement for Adriaen’s Landing Hotel was amended to include two classes of membership, Class A members; Mystic Hotel Investors, LLC (“MHI”) and Waterford Hospitality Group, LLC (“Waterford Hospitality Group”); and a Class B member; Connecticut Development Authority (“CDA”). It was originally anticipated that the total equity contributions of the members required to complete the first phase of the hotel project would be $32,000,000, of which the Class A members would contribute $30,000,000 and the Class B member would contribute $2,000,000. Based upon the contribution of such amounts, the Class A members would share a 93.75% ownership interest while the Class B member would have a 6.25% ownership interest. Through December 31, 2005, the Class A members have contributed $34,100,000 to the hotel project and the Class B member has contributed $2,000,000. Accordingly, pursuant to the operating agreement, the members’ ownership percentages have changed based upon the increased contributions by the Class A members.

Adriaen’s Landing Hotel’s amended operating agreement expires only upon the unanimous affirmative consent of the members. The members’ respective allocation of income, gains, losses and deductions at December 31, 2005 are as follows:

Mystic Hotel Investors, LLC	47.23%
Waterford Hospitality Group, LLC	47.23
Connecticut Development Authority	5.54
100.00%

The hotel commenced operations on August 25, 2005.

2.	Summary of Significant Accounting Policies

Cash and Cash Equivalents
Cash and cash equivalents consist of short-term, highly liquid investments which have maturities of three months or less from date of purchase.

Financial instruments which potentially subject Adriaen’s Landing Hotel to a concentration of credit risk principally consist of cash in excess of the financial institution’s insurance limits. Adriaen’s Landing Hotel invests available cash with high credit quality institutions.

Cash in Escrow
Cash in escrow represents amounts held in a construction fund with the State of Connecticut (the “State”) related to the construction of certain foundation, support, utility and other related elements for the hotel project. Amounts are released from escrow as the work progresses based upon the approval of applications for payment of invoiced construction costs.

6

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

Property, Building and Equipment
Property, building and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed on a straight-line basis over the assets estimated useful life beginning in the year of acquisition or transfer from construction in progress. Estimated useful lives of the assets are as follows:

Years
Buildings and building improvements	15-40
Furniture, fixtures and equipment	5-10

Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Deferred Costs
Certain costs associated with Adriaen’s Landing Hotel’s financings have been capitalized and are being amortized over the term of the corresponding debt. The cost of franchise rights is being amortized over the term of the franchise agreement.

Revenue Recognition
Revenues from rooms, food and beverage, spa and other departments are recognized as the related services are provided.

Pre-opening Expenses
Pre-opening expenses are charged to expense as incurred.

Income Taxes
Adriaen’s Landing Hotel, as a limited liability company, files federal and state income tax returns which indicate each member’s share of taxable income or loss to be reported on each member’s tax return. As a result, no provision for federal and state income taxes has been made in the accompanying financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Adriaen’s Landing Hotel’s primary estimates relate to the collectibility of accounts receivable and the useful lives of property, building and equipment.

Reclassifications
Certain reclassifications have been made in the prior-year financial statements to conform to classifications in the current year.

7

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

3.	Accounts Receivable

Accounts receivable consists of the following at December 31, 2005 and 2004:

	2005	2004

Room receivables	$663,685	$-
Other receivables	47,789	-
	711,474	-
Less: Allowance for doubtful accounts	(9,353)	-
	$702,121	$-

4.	Property, Building and Equipment

Property, building and equipment consists of the following at December 31, 2005 and 2004:

	2005	2004

Buildings and building improvements	$68,370,102	$-
Furniture and equipment	16,994,566	-
	85,364,668	-
Less: Accumulated depreciation	(1,714,915)	-
	83,649,753	-
Construction-in-progress	-	44,725,293
	$83,649,753	$44,725,293

Depreciation expense charged to operations was $1,714,915 for the year ended December 31, 2005.

5.	Deferred Costs

Deferred costs consist of the following at December 31, 2005 and 2004:

	2005	2004

Deferred financing costs	$2,337,967	$2,134,896
Franchise agreement	120,000	120,000
	2,457,967	2,254,896
Less: Accumulated amortization	(1,585,492)	(969,243)
	$872,475	$1,285,653

Amortization expense charged to operations, net of amounts capitalized to property, building and equipment, was $78,948 for the year ended December 31, 2005. Amortization of deferred financing costs totaling $537,301 and $775,872 was capitalized to property, buildings and equipment during the years ended December 31, 2005 and 2004, respectively.

8

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

Adriaen’s Landing Hotel’s estimate of amortization expense for each of the succeeding five years and thereafter is as follows:

Year Ending December 31,

2006	$236,900
2007	236,900
2008	56,600
2009	20,500
2010	20,500
Thereafter	301,100
$872,500

6.	Long Term Debt

On September 16, 2003, Adriaen’s Landing Hotel entered into a $43,000,000 loan agreement with People’s Bank and Banknorth, N.A. (“Banknorth”) for the purpose of constructing the hotel. The loan is evidenced by a $30,500,000 promissory note with People’s Bank and a $12,500,000 promissory note with Banknorth. Proceeds from the loan were advanced in installments as the work progressed based upon engineers’ certificates and detailed requisitions after Adriaen’s Landing Hotel had funded the first $27,500,000 of the hotel project through equity contributions and an $8,000,000 second mortgage loan with the City of Hartford had been funded. There were $37,685,540 in advances related to the loan agreement during the year ended December 31, 2005, all of which remains outstanding at December 31, 2005. During the construction term (as defined in the loan agreement, commencing on September 16, 2003 and terminating on March 16, 2006), as funds are advanced, the loan will bear interest at a rate equal to LIBOR plus 3.5% per annum (7.79% at December 31, 2005). The entire principal amount and accrued interest shall be due and payable at the end of the construction term unless Adriaen’s Landing Hotel elects, through written notice not fewer than 60 days prior to the end of the construction term, to extend the term by exercising a mini permanent option. During the mini permanent term (a three year period with an additional option for a one year extension), Adriaen’s Landing Hotel shall elect the outstanding principal balance under the notes to bear interest at:

(a)
a fixed rate per annum equal to 3.5% above the weekly average yield on United States Treasury Securities adjusted to a constant maturity of 1 year as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term, or

(b)
the higher of the following rates: (i) a fixed rate per annum equal to 3.25% above the weekly average yield on the United States Treasury Securities adjusted to a constant maturity of three years as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term or (ii) a fixed rate per annum equal to 2.7% above People’s Bank three year cost of funds rate on the first day of the mini permanent term.

9

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

The loan is collateralized by a mortgage on all of Adriaen’s Landing Hotel’s property used in and derived from the hotel, including all furniture, fixtures and equipment, and a collateral assignment of leases, rents, contracts and management agreements (as defined in the agreement). One of Adriaen’s Landing Hotel members, MHI, has guaranteed the payments under the loan agreement. The loan was refinanced on February 8, 2006.

On September 26, 2003, Adriaen’s Landing Hotel entered into an $8,000,000 loan agreement with the City of Hartford under the U.S. Department of Housing and Urban Development Section 108 Loan Program (the “HUD loan”) for the purpose of partially financing the construction of a hotel. Adriaen’s Landing Hotel had received the $8,000,000 advance under the HUD loan on June 30, 2004, after the first $27,500,000 of the cost of the hotel project had been funded through equity contributions. Principal and interest payments on the HUD loan are payable on August 1st and February 1st of each year as set forth below:

Year Ending December 31,	Principal Amount	Interest Rate
2006	$421,000	3.09%
2007	421,000	3.62%
2008	421,000	4.00%
2009	421,000	4.32%
2010	421,000	4.57%
Thereafter	5,895,000	4.79% - 6.01%
	$8,000,000

The HUD loan matures on August 1, 2024 and is also subject to a specific standstill and subordination agreement and job creation agreement. One of Adriaen’s Landing Hotel’s members, MHI, has guaranteed the payments under the HUD loan agreement. The HUD loan was defeased on February 8, 2006.

Interest expense charged to operations, net of amounts capitalized to property, building and equipment, was approximately $1,055,900 for the year ended December 31, 2005. Interest expense capitalized during the years ended December 31, 2005 and 2004 amounted to approximately $874,000 and $205,000, respectively.

7.	Related Party Transactions

Adriaen’s Landing Hotel has entered into a management agreement with Waterford Hotel Group, Inc. (“WHG, Inc.”), an affiliate of Adriaen’s Landing Hotel, that provides compensation for services rendered based upon a percentage of operating revenues. WHG, Inc. management fees were approximately $210,400 for the year ended December 31, 2005.

Adriaen’s Landing Hotel has entered into an agreement with Waterford Development, LLC (“Waterford Development”), an affiliate of Adriaen’s Landing Hotel, that provides compensation for services rendered related to the development of the hotel. Adriaen’s Landing Hotel capitalized approximately $356,000 and $329,000 in development costs from Waterford Development during the years ended December 31, 2005 and 2004, respectively, of which approximately $78,000 and $96,000 were payable to Waterford Development and included in accounts payable at December 31, 2005 and 2004, respectively.

10

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

8.	Employee Benefit Plans

Adriaen’s Landing Hotel participates in the WHG, Inc. health and dental plan that provides employees with group health and dental insurance benefits. Adriaen’s Landing Hotel pays a portion of the premiums directly to insurance carriers. Total health and dental insurance expense related to the WHG, Inc. plan was approximately $135,300 for the year ended December 31, 2005.

Adriaen’s Landing Hotel also participates in the WHG, Inc. defined contribution savings plan for all employees. Eligibility for participation in the plan is based upon a combination of 1,000 hours and one year of service. Employer contributions are based upon a percentage of employee contributions. Participants may make voluntary contributions to the plan up to the dollar limit which is set by law. Total employer contribution expense related to the WHG, Inc. plan was approximately $3,400 for the year ended December 31, 2005.

9.	Commitments and Contingencies

On August 9, 2005, Hersha Hospitality Trust (“Hersha”), a real estate investment trust, closed on a joint venture with MHI and Waterford Hospitality Group (collectively, the “Waterford Parties”). The Waterford Parties agreed to contribute to the joint venture, Mystic Partners, LLC (“Mystic Partners”), a portfolio of its membership interests in nine entities, each of which are either wholly-owned or majority owned by the Waterford Parties. Hersha agreed to contribute to Mystic Partners approximately $52 million in cash (subject to adjustment) in exchange for a 66.7% preferred equity interest in the seven stabilized hotel properties in the portfolio and 50% preferred equity interest in the two newly-developed hotel properties in the portfolio, subject to minority interest participation in certain hotels. Adriaen’s Landing Hotel is one of the newly-developed hotel properties in the portfolio being contributed by the Waterford Parties. Mystic Partners acquired the first seven stabilized hotel properties and one of the newly-developed hotel properties during the period from August 9, 2005 to October 6, 2005 and was under contract to acquire the second development hotel property, Adriaen’s Landing Hotel, at December 31, 2005.

Adriaen’s Landing Hotel has entered into a franchise agreement with Marriott International, Inc. (“Marriott”) to operate the hotel as part of the Marriott system. Franchise, advertising, promotion and marketing fees to Marriott were approximately $237,500 for the year ended December 31, 2005. MHI has guaranteed the payments under the franchise agreement.

Adriaen’s Landing Hotel has entered into a Master Licensing Agreement with Starbucks Corporation (“Starbucks”) to develop and operate a Starbucks store at the hotel. License, royalty and advertising fees to Starbucks were approximately $5,200 for the year ended December 31, 2005.

11

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

Adriaen’s Landing Hotel has entered into a tax fixing agreement (the “Tax Fixing Agreement”) with the City of Hartford (the “City”) that provides for certain tax benefits (as defined in the agreement) during the period of construction of the hotel and up to the fifteenth year of operations. The Tax Fixing Agreement provides that during the period of construction and through the first year of operations that there will be no real property taxes due from the hotel to the City. Commencing with the second year of operations and for the balance of the term of the agreement, the hotel will pay real property taxes to the City based upon a percentage of gross revenues (as defined in the agreement). During the term of the Tax Fixing Agreement, any payments made by the hotel for any assessment made or imposed by any taxing authority, including the City, with respect to the hotel and the personal property used in connection therewith, shall be credited against any real property tax payments as they are due and payable from the hotel to the City.

On September 16, 2003, Adriaen’s Landing Hotel entered into a hotel site lease agreement with the Capital City Economic Development Authority (“CCEDA”) and the State for parcels of land and airspace situated on Columbus Boulevard in Hartford, Connecticut, where the hotel is situated. The term of the lease is for 99 years, terminating on September 15, 2102, and contains no options or rights of extensions or renewals and no option to purchase. The lease requires an annual rent of $1 per year of which the sum of $99 had been paid in full upon execution of the hotel site lease agreement.

On September 16, 2003, Adriaen’s Landing Hotel entered into a construction contract with Perini Building Company, Inc. (“Perini”) for the construction of the hotel. Total cumulative contract costs incurred at December 31, 2005 were approximately $66,987,000, of which approximately $8,503,000 was payable to Perini and included in construction costs payable at December 31, 2005.

On September 16, 2004, Adriaen’s Landing Hotel entered into a business center services agreement with Shipping Services II, LLC (the “UPS Store”) to lease the business center premises of the hotel in order for the UPS Store to sell and provide various copying and packaging services and products to guests of the hotel. The UPS Store will pay a base fee and a percentage of gross revenues (as defined in the agreement) on a monthly basis. The UPS Store commenced operations in December 2005.

Adriaen’s Landing Hotel is subject to various legal actions arising in the normal course of business. Management believes that such matters will not have a material adverse effect upon the balance sheet or the related statements of operations, changes in members’ equity or cash flows.

12

Adriaen’s Landing Hotel, LLC
Notes to Financial Statements
December 31, 2005 and 2004

10.	Subsequent Events

The Class A members contributed $19,000,000 to Adriaen’s Landing Hotel during the period from January 1, 2006 to February 2, 2006 to assist with the funding of construction costs associated with the hotel and the defeasance of the HUD loan.

On February 8, 2006, Adriaen’s Landing Hotel defeased the $8,000,000 outstanding principal balance of the HUD loan for a total cost of approximately $8,525,000.

On February 8, 2006, Adriaen’s Landing Hotel refinanced the $37,685,540 outstanding principal balance of its loan with People’s Bank with a $45,000,000 loan with Merrill Lynch Capital (“Merrill Lynch”). The loan is due and payable on February 28, 2010 with an additional 12 month extension option only upon satisfaction of certain conditions, with monthly payments of interest, net cash flow and excess cash flow (each as defined in the hotel loan agreement). The loan bears interest at a floating rate per annum equal to LIBOR plus 2.9% and is collateralized by the real and personal property at Adriaen’s Landing Hotel and guaranteed by Hersha and MHI. The loan allows for additional borrowings of up to $5,000,000 only upon satisfaction of certain conditions as defined in the hotel loan agreement.

On February 8, 2006, Hersha and the Waterford Parties agreed to adjust Hersha’s preferred equity interest in the two development hotel properties included in the Mystic Partners joint venture downward from 50% to a 15% preferred equity interest in Adriaen’s Landing Hotel and a 10% interest in the other newly-developed property.

On February 8, 2006, Mystic Partners acquired Adriaen’s Landing Hotel. Waterford Hospitality Group contributed its approximate 48% membership interest in Adriaen’s Landing Hotel to MHI. MHI then contributed its approximate 96% membership interest in Adriaen’s Landing Hotel to Mystic Partners. Hersha contributed approximately $6.6 million to Mystic Partners (which was immediately distributed to MHI). In exchange for their contributions, MHI and Hersha have received, through Mystic Partners, an approximate 81% and 15% interest in Adriaen’s Landing Hotel, respectively, and CDA’s interest in Adriaen’s Landing Hotel after the Mystic Partners transaction is approximately 4%.

13

Pre-Mystic Partners Combined Properties Portfolio
Combined Financial Statements
2005 Combined Accounts Through Respective
Closing Dates

•	First Closing - August 9, 2005
•	Second Closing - September 15, 2005
•	Third Closing - October 6, 2005
(Unaudited)

Pre-Mystic Partners Combined Properties Portfolio
Index
2005 Combined Accounts
(Unaudited)

Page(s)
Combined Financial Statements

Combined Balance Sheets	1

Combined Statements of Operations	2

Combined Statements of Changes in Members’ Equity	3

Combined Statements of Cash Flows	4

Notes to Combined Financial Statements	5-15

Pre-Mystic Partners Combined Properties Portfolio
Combined Balance Sheets
2005 Combined Accounts
(Unaudited)

	First Closing Properties August 9, 2005	Second Closing Property September 15, 2005	Third Closing Property October 6, 2005	Combined Accounts 2005	Combined Accounts September 30, 2004

Assets
Cash and cash equivalents	$35,500	$1,400	$23,850	$60,750	$5,718,241
Cash in escrow	316,113	77,040	774,858	1,168,011	328,587
Restricted cash	5,007,513	-	-	5,007,513	3,549,168
Accounts receivable, net	139,853	43,093	15,076	198,022	1,522,481
Other current assets	788,833	104,537	403,992	1,297,362	1,394,204
Total current assets	6,287,812	226,070	1,217,776	7,731,658	12,512,681
Property, building and equipment, net	66,004,168	6,287,409	28,619,790	100,911,367	84,858,616
Deferred costs, net	849,710	183,276	200,240	1,233,226	1,788,240
Other assets	-	58,089	188,639	246,728	4,690
Total assets	$73,141,690	$6,754,844	$30,226,445	$110,122,979	$99,164,227
Liabilities and Members' Equity
Current maturities of long-term debt	$421,745	$133,533	$-	$555,278	$1,225,938
Accounts payable	-	-	-	-	1,960,534
Accrued expenses	454,771	41,112	308,641	804,524	1,744,945
Accrued development costs	-	-	-	-	1,918,568
Total current liabilities	876,516	174,645	308,641	1,359,802	6,849,985
Long-term debt	66,093,862	7,873,270	22,000,000	95,967,132	60,253,204
Total liabilities	66,970,378	8,047,915	22,308,641	97,326,934	67,103,189
Members' equity (deficit)	6,171,312	(1,293,071)	7,917,804	12,796,045	32,061,038
Total liabilities and members' equity	$73,141,690	$6,754,844	$30,226,445	$110,122,979	$99,164,227

The accompanying notes are an integral part of these financial statements.

Pre-Mystic Partners Combined Properties Portfolio
Combined Statements of Operations
2005 Combined Accounts
(Unaudited)

	First Closing Properties Period from January 1, 2005 to August 9, 2005	Second Closing Property Period from January 1, 2005 to September 15, 2005	Third Closing Property Period from January 1, 2005 to October 6, 2005	Combined Accounts 2005	Combined Accounts January 1, 2004 to September 30, 2004
Revenues
Rooms	$14,967,997	$2,928,301	$6,369,879	$24,266,177	$21,992,611
Food and beverage	4,982,297	-	2,633,061	7,615,358	6,244,898
Spa	2,177,516	-	-	2,177,516	2,728,079
Telephone	227,648	16,088	106,787	350,523	298,971
Rental income	48,462	-	-	48,462	51,870
Other	297,712	33,219	258,095	589,026	594,835
Total revenues	$22,701,632	$2,977,608	$9,367,822	$35,047,062	$31,911,264
Operating expenses
Rooms	4,118,377	706,749	2,123,230	6,948,356	5,666,886
Food and beverage	3,640,712	-	2,651,495	6,292,207	4,638,965
Spa	1,874,715	-	-	1,874,715	2,332,176
Telephone	215,131	22,988	126,585	364,704	267,074
Franchise fees	1,202,080	217,536	450,733	1,870,349	1,749,706
Management fees	728,714	127,806	307,542	1,164,062	1,057,911
Administrative and general	2,032,837	217,558	1,156,898	3,407,293	1,989,449
Marketing	1,581,313	141,788	810,891	2,533,992	2,002,113
Energy costs	1,142,994	161,378	819,744	2,124,116	1,366,892
Property taxes and insurance	846,020	200,914	667,861	1,714,795	1,180,822
Property operating and maintenance	866,736	137,180	450,826	1,454,742	1,194,416
Pre-opening expenses	-	-	1,289,696	1,289,696	755,069
Depreciation and amortization	3,672,230	245,111	1,631,113	5,548,454	4,596,375
Total operating expenses	21,921,859	2,179,008	12,486,614	36,587,481	28,797,854
Operating (loss) income	779,773	798,600	(3,118,792)	(1,540,419)	3,113,410
Other income (expense)
Interest expense	(2,206,801)	(395,984)	(548,271)	(3,151,056)	(3,566,663)
Interest income	37,999	3,445	6,040	47,484	16,257
Loss on refinancing of long-term debt	(413,298)	-	(201,131)	(614,429)	(76,615)
Loan prepayment and discharge fees	(1,625,338)	(80,068)	-	(1,705,406)	-
Management termination fees	(404,660)	(22,460)	-	(427,120)	-
Other	-	(189,610)	-	(189,610)	11,495
	(4,612,098)	(684,677)	(743,362)	(6,040,137)	(3,615,526)
Net (loss) income	$(3,832,325)	$113,923	$(3,862,154)	$(7,580,556)	$(502,116)

The accompanying notes are an integral part of these financial statements.

Pre-Mystic Partners Combined Properties Portfolio
Combined Statements of Changes in Members’ Equity
2005 Combined Accounts
(Unaudited)

	First Closing Properties Period from January 1, 2005 to August 9, 2005	Second Closing Property Period from January 1, 2005 to September 15, 2005	Third Closing Property Period from January 1, 2005 to October 6, 2005	Combined Accounts 2005	Combined Accounts January 1, 2004 to September 30, 2004

Members' equity (deficit), beginning of period	$19,693,088	$(1,145,504)	$14,103,868	$32,651,452	$20,718,904
Contributions	2,472,859	-	1,030,000	3,502,859	14,174,250
Distributions	(12,162,310)	(261,490)	(3,353,910)	(15,777,710)	(2,330,000)
Net (loss) income	(3,832,325)	113,923	(3,862,154)	(7,580,556)	(502,116)
Members' equity (deficit), end of period	$6,171,312	$(1,293,071)	$7,917,804	$12,796,045	$32,061,038

The accompanying notes are an integral part of these financial statements.

Pre-Mystic Partners Combined Properties Portfolio
Combined Statements of Cash Flows
2005 Combined Accounts
(Unaudited)

	First Closing Properties Period from January 1, 2005 to August 9, 2005	Second Closing Property Period from January 1, 2005 to September 15, 2005	Third Closing Property Period from January 1, 2005 to October 6, 2005	Combined Accounts 2005	Combined Accounts January 1, 2004 to September 30, 2004

Cash flows from operating activities
Net (loss) income	$(3,832,325)	$113,923	$(3,862,154)	$(7,580,556)	$(502,116)
Adjustments to reconcile net (loss) income to net cash (used in)
provided by operating activities
Depreciation and amortization	3,672,230	245,111	1,631,113	5,548,454	4,596,375
Loss on refinancing of long-term debt	413,298	-	201,131	614,429	76,615
Changes in operating assets and liabilities
Cash in escrow	16,832	68,913	(851,026)	(765,281)	397,863
Accounts receivable, net	691,296	(113,332)	(928,887)	(350,923)	30,061
Other current assets	277,175	6,961	(468,341)	(184,205)	(632,018)
Other assets	1,000	-	-	1,000	3,010
Accounts payable	(896,669)	29,924	955,475	88,730	632,079
Accrued expenses	(152,695)	(16,010)	1,239,795	1,071,090	(80,407)
Gift certificates	(450,288)	-	-	(450,288)	(732,870)
Due to affiliates	(11,000)	(5,700)	-	(16,700)	(15,000)
Net cash (used in) provided by operating activities	(271,146)	329,790	(2,082,894)	(2,024,250)	3,773,592
Cash flows from investing activities
Purchase of property, building and equipment	(3,758,675)	(437,836)	(13,337,161)	(17,533,672)	(10,978,452)
Change in restricted cash	(3,338,041)	(58,089)	-	(3,396,130)	(1,318,380)
Net cash used in investing activities	(7,096,716)	(495,925)	(13,337,161)	(20,929,802)	(12,296,832)
Cash flows from financing activities
Proceeds from long-term debt	41,185,000	-	36,647,841	77,832,841	15,700,000
Payments on long-term debt	(27,747,733)	(93,844)	(17,850,000)	(45,691,577)	(15,421,335)
Distributions to members	(12,213,205)	(391,835)	(4,374,850)	(16,979,890)	(2,330,000)
Contributions from members	2,472,859	-	1,030,000	3,502,859	14,174,250
Deferred costs	(291,052)	-	(79,459)	(370,511)	(632,975)
Net cash provided by (used in) financing activities	3,405,869	(485,679)	15,373,532	18,293,722	11,489,940
Net change in cash and cash equivalents	(3,961,993)	(651,814)	(46,523)	(4,660,330)	2,966,700
Cash and cash equivalents
Beginning of period	3,997,493	653,214	70,373	4,721,080	2,751,541
End of period	$35,500	$1,400	$23,850	$60,750	$5,718,241

The accompanying notes are an integral part of these financial statements.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

1.	Principles of Combination

On August 9, 2005, Hersha Hospitality Limited Partnership (“HHLP”) closed on a joint venture with Mystic Hotel Investors, LLC (“MHI”) and Waterford Hospitality Group, LLC (“Waterford Hospitality Group”). MHI and Waterford Hospitality Group agreed to contribute to the joint venture, Mystic Partners, LLC (“Mystic Partners”), a portfolio of its membership interests in nine entities, each of which were either wholly-owned or majority owned by MHI or Waterford Hospitality Group and HHLP agreed to contribute cash in exchange for a preferred equity interest in the joint venture. Mystic Partners acquired eight of the nine entities included in the portfolio during the period from August 9, 2005 to October 6, 2005.

On August 9, 2005 (the “First Closing”), Mystic Partners acquired six entities, Norwich Hotel, LLC (“Norwich Hotel”); Waterford Suites, LLC (“Waterford Suites”); Exit 88 Hotel, LLC (“Exit 88 Hotel”); Southington Suites, LLC (“Southington Suites”) and 790 West Street, LLC (“790 West Street”); Warwick Lodgings, LLC (“Warwick Lodgings”); and Danbury Suites, LLC (“Danbury Suites”) (collectively, the “First Closing Properties”).

On September 15, 2005 (the “Second Closing”), Mystic Partners acquired the seventh entity, Whitehall Mansion Partners, LLC (“Whitehall Mansion” or the “Second Closing Property”).

On October 6, 2005 (the “Third Closing”), Mystic Partners acquired the eighth entity, 315 Trumbull Street Associates, LLC (“315 Trumbull Street” or the “Third Closing Property”).

The combined financial statements of the Pre-Mystic Partners Combined Properties Portfolio include the accounts of the eight entities acquired by Mystic Partners for the period from January 1, 2005 to October 6, 2005, (prior to their respective First Closing, Second Closing and Third Closing dates), and for the period from January 1, 2004 to September 30, 2004.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

2.	Summary of Significant Accounting Policies

Operations
Each of the entities contributed were originally formed for a specific purpose and have principal operations as follows:

Entity	Property Type	Rooms	Location

Norwich Hotel	Courtyard by Marriott hotel and Rosemont Suites hotel	144	Norwich, CT

Waterford Suites	Springhill Suites by Marriott Hotel	80	Waterford, CT

Exit 88 Hotel	Full service Marriott Hotel	285	Groton, CT

Southington Suites and 790 West Street	Residence Inn by Marriott hotel and commercial rental property	94	Southington, CT

Warwick Lodgings	Courtyard by Marriott hotel	92	Warwick, RI

Danbury Suites	Residence Inn by Marriott hotel	78	Danbury, CT

Whitehall Mansion	Residence Inn by Marriott hotel and mansion	133	Mystic, CT

315 Trumbull Street	Full service Hilton hotel	393	Hartford, CT

315 Trumbull Street commenced operations on March 1, 2005.

The properties are geographically concentrated in the State of Connecticut (the “State”). As such, there is an element of dependence on the economy of the Northeast region of the United States of America.

Cash and Cash Equivalents
Cash and cash equivalents consist of short-term, highly liquid investments which have maturities of three months or less from date of purchase.

Financial instruments which potentially subject the properties to a concentration of credit risk principally consist of cash in excess of the financial institution’s insurance limits. The properties invest available cash with high credit quality institutions.

Cash in Escrow
Cash in escrow represents reserves for insurance and property taxes as required by certain long-term debt agreements.

Restricted Cash
Restricted cash represents cash deposited separately for the seasonality of operations and repairs and replacements as required by certain long-term debt agreements.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

Property, Building and Equipment
Property, building and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed on a straight-line basis over the assets estimated useful life beginning in the year of acquisition or transfer from construction in progress. Estimated useful lives of the assets are as follows:

Years
Buildings and building improvements	15-40
Furniture, fixtures and equipment	5-10

Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Deferred Costs
Certain costs associated with long-term debt financings have been capitalized and are being amortized over the term of the corresponding debt, which approximates the effective interest method. The cost of franchise rights are being amortized over the term of the corresponding franchise agreements.

Revenue Recognition
Revenues from rooms, food and beverage, spa and other departments are recognized as the related services are provided.

Rental income from commercial and other tenants is recognized on a straight-line basis over the terms of the respective lease agreements.

Pre-Opening Expenses
Pre-opening expenses are charged to expense as incurred.

Income Taxes
Limited liability companies file federal and state income tax returns which indicate each member’s share of taxable income or loss to be reported on each member’s income tax return. As a result, no provision for federal and state income taxes has been made in the accompanying combined financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The primary estimates included in the combined financial statements relate to the collectibility of accounts receivable and the useful lives of property, building and equipment.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

3.	Accounts Receivable

Accounts receivable consist of the following:

	Combined Accounts 2005	Combined Accounts September 30, 2004

Room receivables	$198,022	$1,502,549
Other receivables	-	88,165
	198,022	1,590,714
Less: Allowance for doubtful accounts	-	(68,233)
	$198,022	$1,522,481

4.	Property, Building and Equipment

Property, building and equipment consist of the following:

	Combined Accounts 2005	Combined Accounts September 30, 2004

Land	$6,841,164	$6,485,507
Buildings and building improvements	91,568,443	65,145,014
Furniture, fixtures and equipment	29,184,901	21,293,625
Other	252,058	203,445
	127,846,566	93,127,591
Less: Accumulated depreciation	(26,935,199)	(20,483,279)
	100,911,367	72,644,312
Construction-in-progress	-	12,214,304
	$100,911,367	$84,858,616

Depreciation expense charged to operations was approximately $5,358,000 for the period from January 1, 2005 to October 6, 2005 and $4,455,000 for the period from January 1, 2004 to September 30, 2004.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

5.	Deferred Costs

Deferred costs consist of the following:

	Combined Accounts 2005	Combined Accounts September 30, 2004

Deferred financing costs	$1,439,288	$2,003,017
Franchise agreements	457,485	451,418
Other	108,858	128,546
	2,005,631	2,582,981
Less: Accumulated amortization	(772,405)	(794,741)
	$1,233,226	$1,788,240

Amortization expense charged to operations was approximately $190,000 for the period from January 1, 2005 to October 6, 2005 and $141,000 for the period from January 1, 2004 to September 30, 2004.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

6.	Long-Term Debt

Long-term debt consist of the following:

	Combined Accounts 2005	Combined Accounts September 30, 2004

$26,000,000 amended and restated mortgage note between Exit 88 Hotel and GMAC Commercial Mortgage Corporation ("GMAC"), due and payable on November 1, 2010 with monthly payments of principal and interest of $183,431, bearing interest at 6.98% per annum and collateralized by the real and personal property at Exit 88 Hotel	$25,330,607	$25,695,040

$27,000,000 hotel loan agreement (with a $5,000,000 earnout advance holdback, as defined in the hotel loan agreement) between 315 Trumbull Street and Merrill Lynch Capital ("Merrill Lynch"), due and payable on October 31, 2009 with an additional 12 month extension option only upon satisfaction of certain conditions with monthly payments of interest, net cash flow and excess cash flow (each as defined in the hotel loan agreement), bearing interest at a floating rate per annum equal to LIBOR plus 2.75% collateralized by the real and personal property at 315 Trumbull Street and guaranteed by HHLP and MHI
	22,000,000	-

$10,950,000 mortgage note between Southington Suites and UBS Real Estate Investments Inc. ("UBS"), due and payable on August 11, 2015 with monthly interest only payments through August 11, 2008 followed by monthly payments of principal and interest of $63,086 through maturity, bearing interest at 5.6325% per annum and collateralized by the real and personal property at Southington Suites	10,950,000	-

$9,400,000 mortgage note between Norwich Hotel and UBS, due and payable on August 11, 2015 with monthly interest only payments through August 11, 2008 followed by monthly payments of principal and interest of $54,159 through maturity, bearing interest at 5.6325% per annum and collateralized by the real and personal property at Norwich Hotel	9,400,000	-

(continued)

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

	Combined Accounts 2005	Combined Accounts September 30, 2004
$8,050,000 mortgage note between Danbury Suites and UBS, due and payable on August 11, 2015 with monthly interest only payments through August 11, 2008 followed by monthly payments of principal and interest of $46,378 through maturity, bearing interest at 5.6325% per annum and collateralized by the real and personal property at Danbury Suites	$8,050,000	$-

$8,200,000 mortgage note between Whitehall Mansion and GMAC, due and payable on February 1, 2014 with monthly payments of principal and interest of $57,382, bearing interest at 6.89% per annum and collateralized by the real and personal property at Whitehall Mansion	8,006,803	8,131,351

$6,450,000 mortgage note between Warwick Lodgings and UBS,due and payable on August 11, 2015 with monthly interest only payments through August 11, 2008 followed by monthly payments of principal and interest of $37,160 through maturity, bearing interest at 5.6325% per annum and collateralized by the real and personal property at Warwick Lodgings	6,450,000	-

$6,335,000 mortgage note between Waterford Suites and UBS, due and payable on August 11, 2015 with monthly interest only payments through August 11, 2008 followed by monthly payments of principal and interest of $36,498 through maturity, bearing interest at 5.6325% per annum and collateralized by the real and personal property at Waterford Suites	6,335,000	-

$7,500,000 mortgage note with Banknorth N.A., ("Banknorth") due and payable on March 1, 2014 with monthly payments of principal and interest of $55,918, bearing interest at 6.50% per annum, collateralized by the real property at Norwich Hotel (refinanced during 2005)	-	7,415,473

$6,500,000 construction to permanent loan with Banknorth, due and payable on October 1, 2012 with monthly payments of principal and interest of $45,609, bearing interest at 6.82% per annum, collateralized by the real property at Southington Suites (refinanced during 2005)	-	6,283,372

$5,900,000 construction to permanent loan with the Washington Trust Company, due and payable on March 27, 2008 with monthly payments of principal and interest of $41,098, bearing interest at 5.57% per annum, collateralized by the real property at Warwick Lodgings (refinanced during 2005)	-	5,693,565

(continued)

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

	Combined Accounts 2005	Combined Accounts September 30, 2004

$5,000,000 mortgage note with GMAC, due and payable on July 1, 2025 with monthly payments of principal and interest of $40,683, bearing interest at 8.625% per annum and collateralized by the real property at Danbury Suites (refinanced during 2005)	$-	$4,747,854

$3,600,000 promissory note with People's Bank, due and payable on November 1, 2018 with monthly payments of principal and interest of $28,874, bearing interest at 7.34% per annum, collateralized by certain real property at Waterford Suites and guaranteed by certain affiliates of MHI (refinanced during 2005)	-	3,029,463

$500,000 construction to permanent loan with the Washington Trust Company, due and payable on April 28, 2013 with monthly payments of principal and interest of $3,625, bearing interest at 6.19% per annum, collateralized by the real property at 790 West Street with a limited guaranty by MHI in certain circumstances (refinanced during 2005)	-	483,024

	96,522,410	61,479,142
Less: Current maturities	(555,278)	(1,225,938)
	$95,967,132	$60,253,204

On August 9, 2005, the following long-term debt amounts were refinanced by the properties prior to their acquisition by Mystic Partners:

•	Norwich Hotel refinanced the $7,238,127 outstanding principal balance of its mortgage note with Banknorth with a $9,400,000 mortgage note with UBS.

•	Waterford Suites refinanced the $2,914,633 outstanding principal balance of its promissory note with People’s Bank with a $6,335,000 mortgage note with UBS.

•
Southington Suites and 790 West Street refinanced the $6,176,184 and $471,707 outstanding principal balance of their respective mortgage note with Banknorth and loan with Washington Trust Company with a $10,950,000 mortgage note with UBS.

•	Warwick Lodgings refinanced the $5,546,449 outstanding principal balance of its loan with Washington Trust Company with a $6,450,000 mortgage note with UBS.

•	Danbury Suites refinanced the $4,677,730 outstanding principal balance of its mortgage note with GMAC with a $8,050,000 mortgage note with UBS.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

On October 6, 2005, the following long-term debt amount was refinanced by 315 Trumbull Street prior to its acquisition by Mystic Partners:

•	315 Trumbull Street refinanced the $17,850,000 outstanding principal balance of its loan with Bank of America with a $22,000,000 loan with Merrill Lynch.

The properties wrote-off unamortized deferred financing costs of approximately $614,000 and paid additional prepayment and discharge fees of approximately $1,705,000 relating to the long-term debt refinancings during the period from January 1, 2005 to October 6, 2005.

On January 29, 2004, Whitehall Mansion refinanced the $7,762,922 outstanding principal balance of its Citicorp Real Estate, Inc. (“Citicorp”) promissory note with an $8,200,000 mortgage note with GMAC. On February 26, 2004, Norwich Hotel refinanced the $6,843,359 outstanding principal balance of its Citicorp promissory note with a $7,500,000 mortgage note with Banknorth. The properties wrote-off unamortized deferred financing costs of approximately $77,000 related to the refinancing of the Citicorp promissory notes during the period from January 1, 2004 to September 30, 2004.

The properties are required to comply with certain financial and non-financial covenants (as defined in the debt agreements).

Interest expense charged to operations was approximately $3,151,000 for the period from January 1, 2005 to October 6, 2005 and $3,567,000 for the period from January 1, 2004 to September 30, 2004.

7.	Related Party Transactions

The properties each had a management agreement with Waterford Hotel Group, Inc. (“WHG, Inc.”), which provided compensation for services rendered based upon a percentage of the operating revenues of each hotel. WHG, Inc. management fees were approximately $1,164,000 for the period from January 1, 2005 to October 6, 2005 and $1,058,000 for the period from January 1, 2005 to September 30, 2004.

The management agreements were terminated and new management agreements were entered into as Mystic Partners acquired each property. WHG, Inc. management termination fees were approximately $427,000 for the period from January 1, 2005 to October 6, 2005.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

8.	Employee Benefit Plans

The properties participate in the WHG, Inc. health and dental plan that provides employees with group health and dental insurance benefits. The properties pay a portion of the premiums directly to insurance carriers. Total health and dental insurance expense related to the WHG, Inc. plan was approximately $914,000 for the period from January 1, 2005 to October 6, 2005 and $390,000 for the period from January 1, 2004 to September 30, 2004.

The properties also participate in the WHG, Inc. defined contribution savings plan for all employees. Eligibility for participation in the plan is based upon a combination of 1,000 hours and one year of service. Employer contributions are based upon a percentage of employee contributions. Participants may make voluntary contributions to the plan up to the dollar limit which is set by law. Total employer contribution expense related to the WHG, Inc. plan was approximately $40,000 for the period from January 1, 2005 to October 6, 2005 and $20,000 for the period from January 1, 2004 to September 30, 2004.

9.	Commitments and Contingencies

The properties, excluding 315 Trumbull Street, have each entered into a franchise agreement with Marriott International, Inc. (“Marriott”) to operate the hotels as part of the Marriott system. Franchise, advertising, promotion and marketing fees to Marriott were approximately $1,419,000 for the period from January 1, 2005 to October 6, 2005 and $1,750,000 for the period from January 1, 2004 to September 30, 2004.

315 Trumbull Street has entered into a franchise agreement with Hilton Inns, Inc. (“Hilton”) to operate the hotel as part of the Hilton system. Franchise, advertising, promotion and marketing fees to Hilton were approximately $451,000 for the period from January 1, 2005 to October 6, 2005. There were no franchise, advertising, promotion and marketing fees to Hilton for the period from January 1, 2004 to September 30, 2004.

On March 8, 2004, 315 Trumbull Street entered into an assignment and assumption agreement with the City of Hartford for air space leases that the City of Hartford had originally entered into with Hartford Center Hotel Partnership and Aetna Life and Casualty Company relating to airspace situated on Chapel, Church and Trumbull streets in Hartford, Connecticut, where the hotel is situated. The assignment and assumption agreement required consideration of $10, which had been paid in full upon the execution of the agreement. These leases do not contain options or rights of extensions, renewals or the option to purchase and expire at various terms through June 14, 2023 and March 12, 2072 (as defined in the respective lease agreements).

The properties are subject to various legal actions arising in the normal course of business. Management believes that such matters will not have a material adverse effect upon the combined balance sheets or the related combined statements of operations, changes in members’ equity or cash flows.

Pre-Mystic Partners Combined Properties Portfolio
Notes to Combined Financial Statements
2005 Combined Accounts
(Unaudited)

10.	Supplemental Disclosure of Cash Flow Information

Supplemental disclosure of noncash operating, investing and financing activities:

	Combined Accounts 2005	Combined Accounts January 1, 2004 to September 30, 2004

Cash paid during the period for interest	$3,485,024	$3,573,279

Property, plant and equipment funded through accrued development costs	$2,996,501	$1,918,568

The properties distributed certain operating assets and liabilities to their members prior to their acquisition by Mystic Partners on their respective First Closing, Second Closing and Third Closing dates. The operating assets and liabilities distributed during the period from January 1, 2005 to October 6, 2005 were approximately as follows:

Combined Accounts 2005
Assets
Cash in escrow	$110,000
Restricted cash	915,000
Accounts receivable, net	1,423,000
2,448,000
Liabilities
Accounts payable	1,540,000
Accrued expenses	2,110,000
3,650,000
Net operating assets and liabilities distributed	$(1,202,000)